UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 17, 2019
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216 (210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	New York Stock Exchange (“NYSE”)

43938.00000

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 17, 2019, the Board of Directors (the “Board”) of Harte Hanks, Inc. (the “Company”) adopted Amendment No. 2 (the “Amendment”) to the Fifth Amended and Restated Bylaws of the Company (the “By-Laws”) effective immediately. It amends Article I, Section 8 of the By-Laws to provide for the resignation of any director who fails to receive a majority of votes cast at an annual meeting of the stockholders (assuming that the election is uncontested) (the “Majority Voting Provision”). Under the Majority Voting Provision, each nominee who is a current director is required to submit an irrevocable resignation, which resignation would become effective upon (1) that person not receiving a majority of the votes cast in an uncontested election and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose. The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, is required to determine whether or not to accept the resignation not later than 90 days following certification of the stockholder vote, and the Board is required to accept the resignation absent a determination that a compelling reason exists for concluding that it is in the best interests of the Company for the person in question to remain as a director.
A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
In connection with the adoption of the Amendment, the Board also adopted revisions to the Company’s Corporate Governance Principles and Nominating and Corporate Governance Committee Charter to implement the Majority Voting Provision and set forth the procedures governing the resignation of directors who do not receive a majority of the votes cast in an uncontested election. The revised Corporate Governance Principles and the revised Nominating and Corporate Governance Committee Charter will be posted on the Company’s website at www.hartehanks.com. The information located on, or accessible from, the Company’s website is not, and should not be deemed to be, part of this report or incorporated into any other filing that the Company submits to the U.S. Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits. The following exhibit is being furnished herewith:
3.1     Amendment No. 2 to the Fifth Amended and Restated Bylaws of Harte Hanks, Inc., effective July 17, 2019.

43938.00000

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARTE HANKS, INC.
Date: July 17, 2019    By: /s/ Mark Del Priore
Name: Mark Del Priore

Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to the Fifth Amended and Restated Bylaws of Harte Hanks, Inc., effective July 17th, 2019